UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021

JAWS Juggernaut Acquisition Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40512	98-1572844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Washington Avenue, Suite 800
Miami Beach, FL 33139

(Address of principal executive offices, including zip code)

(305) 695-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	JUGGU	The Nasdaq Stock Market LLC
Class A ordinary shares	JUGG	The Nasdaq Stock Market LLC
Warrants each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	JUGGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 17, 2021, the Registration Statement on Form S-1 (File No. 333-253076) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of JAWS Juggernaut Acquisition Corporation (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and on June 17, 2021, the Company subsequently filed a registration statement on Form S-1 (File No. 333-257189) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. On June 22, 2021, the Company consummated the IPO of 27,600,000 units (the “Units”), which included the exercise in full of the underwriter’s option to purchase an additional 3,600,000 Units at the initial public offering price to cover over-allotments. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-fourth of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $276,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	an Underwriting Agreement, dated June 17, 2021, by and between the Company and Credit Suisse Securities (USA) LLC, as representative of the underwriter (the “Underwriter”), which contains customary representations and warranties and indemnification of the Underwriter by the Company;

•	a Warrant Agreement, dated June 22, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants (as defined below); certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrants and Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•	an Investment Management Trust Agreement, dated June 22, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants (as defined below), and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•	a Registration and Shareholder Rights Agreement, dated June 22, 2021, between the Company and Juggernaut Sponsor LLC (the “Sponsor”), which provides for customary demand and piggy-back registration rights for the Sponsor and, upon and following consummation of the Company’s initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•	an Administrative Services Agreement, dated June 17, 2021, by and between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for $10,000 per month until the Company’s initial business combination or liquidation;

•	a Letter Agreement, dated June 17, 2021, among the Company, the Sponsor and each of the officers and directors of the Company, pursuant to which the Sponsor and each officer and director of the Company has agreed to vote any ordinary shares held by him or her in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; to certain transfer restrictions with respect to the Company’s securities; and to certain indemnification obligations of the Sponsor; and pursuant to which the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

•	an Amendment No. 1, dated June 17, 2021, to the Securities Purchase Agreement, dated January 19, 2021, between the Company and the Sponsor, pursuant to which the Sponsor agreed to purchase an additional 460,000 warrants (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”), under the terms of the Securities Purchase Agreement, at a price of $2.00 per Private Placement Warrant, each Private Placement Warrant exercisable to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, resulting in the Sponsor holding an aggregate of 3,760,000 Private Placement Warrants, with an aggregate purchase price of $7,545,000 for the Class B ordinary shares and Private Placement Warrants.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

On January 19, 2021, the Company and the Sponsor entered into that certain Securities Purchase Agreement, pursuant to which the Sponsor purchased 3,300,000 Private Placement Warrants and on June 17, 2021 the Sponsor purchased an additional 460,000 Private Placement Warrants, each in a private placement transaction, resulting in the Sponsor holding an aggregate of 3,760,000 Private Placement Warrants (together, the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by the Sponsor or its respective permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption under certain redemption scenarios and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company under all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by, the Warrant Agreement.

Item 5.03. Amendments to Memorandum and Articles of Association.

On June 17, 2021, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

A total of $276,000,000 of the net proceeds from the IPO and the Private Placement (which includes $9,660,000 of the Underwriter’s deferred discount) was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its tax obligations, the funds held in the trust account will not be released from the trust account until the earliest of: (a) the completion of the Company’s initial business combination; (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (i) to modify the substance or timing of the Company’s obligation to provide holders of Class A Ordinary Shares the right to have their shares redeemed in connection with the Company's initial business combination or to redeem 100% of our public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (ii) with respect to any other provisions relating to shareholders’ rights; and (c) the redemption of all of the public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On June 17, 2021, the Company issued a press release announcing the pricing and upsize of the IPO, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

1.1	Underwriting Agreement between the Company and Credit Suisse Securities (USA) LLC.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company.
10.1	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company.
10.2	Registration and Shareholder Rights Agreement between the Company and Sponsor.
10.3	Administrative Services Agreement between the Company and the Sponsor.
10.4	Letter Agreement among the Company, the Sponsor and the officers and directors of the Company.
10.5	Amendment No. 1 to the Securities Purchase Agreement, dated June 17, 2021, between the Company and the Sponsor.
99.1	Press Release, dated June 17, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2021
JAWS JUGGERNAUT ACQUISITION CORPORATION

	By:	/s/ Paul E. Jacobs, Ph.D.
	Name:	Paul E. Jacobs, Ph.D.
	Title:	Chief Executive Officer and Director